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                                                            Exhibit 10(i)(a)(3)
                          ASSIGNMENT OF SALES AGREEMENT


         THIS AGREEMENT made this 22nd day of January, 1996 by and between Inflo-Liquid Dispensing Corporation, a corporation formed under the laws of the Dominion of Canada ("Assignor") and Inflo North America Limited, formed under the laws of the Province of Ontario ("Assignee").

WHEREAS the Assignor as Vendor and Diverse Products Incorporated, a corporation formed under the laws of the State of Ohio ("Diverse") have entered into and executed a certain Sales Agreement dated May 5, 1995 (the "Contract"), a copy of which is set forth as Exhibit A and attached hereto and forming a part hereof;

AND WHEREAS by assignment dated May 9, 1995 Diverse assigned and set over to Health Shields Corporation, a corporation formed under the laws of the State of Nevada (the "Master Marketer") all of its right , title and interest in and to the Contract;

AND WHEREAS the Assignor has by licence agreement dated January 22, 1996 licenced certain of its intellectual property rights to the Assignee, which rights will permit the Assignee to fulfil the Assignor's obligations to the Master Marketer under the Contract;

AND WHEREAS the Assignor now desires to grant, transfer, assign and set over to Assignee all of the Assignor's right, title and interest in and to the Contract.

NOW THEREFORE, in consideration of $2.00 now paid by the Assignee to the Assignor and other good and valuable consideration, the receipt, amount and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Assignor hereby assigns to Assignee all of the Assignor's rights, title and interest in and to the Contract

2. Assignee hereby accepts the assignment and agrees to assume and be liable for any and all of the duties, obligations and responsibilities of the Assignor under the terms of the Contract.

3. This assignment is binding on and inures to the benefit of the parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

4.   This Assignment shall be governed by the laws of the Province of Ontario.

                  IN WITNESS WHEREOF the parties hereto have hereunto duly executed this Assignment as of the day and year first above written.

                                              INFLO NORTH AMERICA LIMITED

                                              Per: /s/ Fred Hurd
                                                  -----------------------------

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                                                  IN-FLO LIQUID DISPENSING
                                                  CORPORATION

                                                  Per: /s/ Fred Hurd
                                                      ------------------------

Acknowledged and accepted as evidenced by
the execution of Health Shields Corporation:      HEALTH SHIELDS CORPORATION

                                                  Per: /s/ T. J. Tully
                                                      -------------------------
                                                      Title CEO